                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement (File No. 333-______) of our report dated April 11, 2000 included in NeoTherapeutics, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.

/s/ ARTHUR ANDERSEN LLP


Orange County, California
December 6, 2000